GammaRoad Market Navigation ETF Trading Symbol: GMMA Listed on NYSE Arca, Inc. Summary Prospectus August 20, 2024 www.marketnavigationetf.com

Before you invest, you may want to review the GammaRoad Market Navigation ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated August 20, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.marketnavigationetf.com. You can also get this information at no cost by calling at (844) 954-4499 or by sending an e-mail request to info@marketnavigationetf.com.

GAMMAROAD MARKET NAVIGATION ETF - FUND SUMMARY

Investment Objective

The GammaRoad Market Navigation ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(2)(3)	0.09%
Total Annual Fund Operating Expenses	0.84%
Less: Fee Waiver(4)	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver(4)	0.75%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s Financial Highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(4)	The Adviser, has agreed to reduce its unitary management fee to 0.66% of the Fund’s average daily net assets through at least November 30, 2025. This agreement may be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Tidal Trust III (the “Trust”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The management fee waiver discussed above is reflected only through November 30, 2025. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks capital appreciation by generally tracking the performance, before fees and expenses, of the MarketVectorTM - GammaRoad U.S. Equity Strategy Index (the “Index”). Although the Fund generally tracks the performance of the Index, it is actively-managed and from time to time will deviate from the allocations and the specific investments held by the Index. As a result, there will be periods when the Fund will not track the Index (as discussed in greater detail below).

The Index is designed to rotate its exposure between large-cap U.S. equity securities (“Equities”) and U.S. Treasury Bills (“T-Bills”) using U.S.-listed ETFs. The Index seeks to deliver comparable returns to the S&P 500® Index over the long-term, with lower volatility and drawdowns (i.e., smaller peak-to-trough declines in value as compared to peak-to-trough declines in the S&P 500® Index). The Index follows a rules-based methodology. The ETFs in the Index, under certain market conditions, will include a leveraged ETF, which means the Fund may also invest in this leveraged ETF (or a similarly managed ETF). A leveraged ETF may constitute 25% of the Fund’s portfolio at the time of rebalancing, but if there is market appreciation between rebalances, the Fund may hold more than 25% of its assets in a leveraged ETF. Additionally, the Fund may invest directly in 1-3 month T-Bills as an alternative to investing in an ETF to gain T-Bills exposure.

●	Leveraged ETFs are ETFs that seek returns, before fees and expenses, that correspond to a multiple (e.g., two times) of the performance of a reference security or index (e.g., the S&P 500® Index), typically on a daily basis.

Leveraged ETFs

During periods when the Index allocates to a leveraged ETF (i.e., when the Signal Level is at 3 as discussed further below) the Fund’s investment adviser (the “Adviser”) closely monitors the level of the S&P 500® Index. If the S&P 500® Index experiences a significant drop (i.e., 5.25% or more from the prior day’s close, equating to an approximately 10.50% decline in a 2X leveraged ETF), the Fund’s holdings will deviate from the Index because the Adviser will attempt to sell the Fund’s leveraged ETF holdings and invest the proceeds in the Index’s unleveraged equity index ETF (or a similarly managed ETF). If the Fund cannot sell its leveraged ETF holdings, the Fund may face significant losses. Except in these situations (i.e., when the S&P 500® Index drops significantly, and the Fund sells its leveraged ETF holdings to move into unleveraged equity index ETF holdings), the Fund will invest substantially all of its assets in the ETFs within the Index or in other passively managed ETFs with comparable investment objectives and strategies, at the allocations set forth the below.

The Index

The Index’s composition is determined by an aggregate index signal (the “Signal”) which indicates the degree to which the Index will be long Equities or T-Bills. While the Index itself does not incorporate leverage, exposure to Equities (via Equity ETFs) at the time of rebalancing can range from 0% to 125% through the use of leveraged ETFs.

The Signal:

The Signal is computed daily to determine the Index’s components and weights according to the table below. The Signal will have a value of 0, 1, 2, or 3, which is derived by summing the following underlying measures. For each underlying measure, a signal value of 0 means it has a “bearish” (negative) view of the U.S. large cap equity market, and a signal value of 1 means it has a “bullish” (positive) view of the U.S. large cap equity market.

●	Consumer Confidence Measure (0 or 1): This measure evaluates a sub-component of a publicly available survey on U.S. consumer confidence in comparison to its long-term and short-term quantitative trends. This measure analyzes data on consumers’ perception of current economic conditions and consumers’ perception of current job market conditions. This measure is updated monthly, typically on the last Tuesday of each month.

●	Price Direction Measure (0 or 1): This measure assesses the trend in the weekly opening and closing prices of the SPDR® S&P 500® ETF Trust. It is updated weekly on the final trading day of each week.

●	Cross Asset Measure (0 or 1): This measure compares the performance of economically sensitive commodities (such as raw materials – copper and lumber) to the performance of gold. When cyclically-sensitive commodities are outperforming gold and either the Consumer Confidence Measure or the Price Direction Measure also has a signal value of ‘1’, this is considered bullish and the signal value will be ‘1’. When gold is outperforming these commodities, this is considered bearish and the signal value will be ‘0’. This measure is updated daily on days when U.S. markets are open for trading. Data for this measure is obtained by MarketVector Indexes GmbH (the “Index Owner”) for the purposes of calculating the Signal.

If data for a specific measure is not updated on a given day, the value for that measure will remain unchanged from the previous day’s value.

Index Composition:

As of the date of this prospectus, the Index uses only the following three ETFs: SPDR® Bloomberg 1-3 Month T-Bill ETF (BIL), the SPDR® S&P 500 ETF Trust (SPY), and the ProShares Ultra S&P500® ETF (SSO). The table below shows the ETF rebalance weights for each of the four possible Signal levels. From time to time, the Fund may deviate from the Index by investing in other ETFs with comparable investment objectives and strategies based on liquidity and fee concerns, and/or in T-Bills. Rebalances will occur in in response to changes in the Signal levels.

ETF Name / (Exchange: Ticker)	Asset Class	Signal Level / Rebalance Weights (%)
		0	1	2	3
SPDR® Bloomberg 1-3 Month T-Bill ETF (NYSE: BIL)	U.S. Treasury Bills	100%	67.67%	33.33%	0%
SPDR® S&P 500 ETF Trust (NYSE: SPY)	Large Cap U.S. Equities	0%	33.33%	67.67%	75%
ProShares Ultra S&P500* (NYSE: SSO)	Large Cap U.S. Equities	0%	0%	0%	25%

* SSO is a 2X leveraged ETF, which seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® Index.

Signal Levels

●	Level 0 – Considered to be the riskiest environment for the large cap equity market. The Index and the Fund will rebalance to hold 100% T-Bill exposure to reflect the heightened risk suggested by the three measures. During these periods the economy is generally expected to be slowing and/or contracting.

●	Level 1 –The Index and the Fund will rebalance to hold 1/3rd Equities exposure and 2/3rds T-Bills exposure to reflect the increased caution and risk aversion suggested by the three measures. During these periods the economy is generally expected to be slowing and may show increasing signs of weakness.

●	Level 2 – The Index and the Fund will rebalance to hold 2/3rds Equities exposure and 1/3rd T-Bills. During these periods the economy is generally expected to be healthy and growing, although there may be cyclical headwinds to growth developing (i.e. this may be when the economy is emerging from weaker conditions, mid-cycle, and/or late cycle where it is still growing but at a slower rate).

●	Level 3 – Considered to be the most bullish environment for the large cap equity market. The Index and the Fund will hold maximum Equities exposure because all three measures indicate that the market environment is bullish. During these periods the economy is generally expected to be healthy and growing.

Daily Calculation:

The Signal is calculated on a daily basis after the close of U.S. markets (if a particular date is a full market holiday, no Signal will be taken). Index changes are implemented after the close of U.S. markets on the following day that U.S. markets are open. The Fund’s investment strategy is expected to result in high portfolio turnover on an annual basis.

The Fund’s Investment Strategy

During periods when the Signal Level is 0, 1, or 2:

The Fund attempts to invest all, or substantially all, of its assets in BIL and/or SPY or in other passively managed ETFs with comparable investment objectives and strategies. Additionally, the Fund may invest directly in 1-3 month T-Bills.

During periods when the Signal Level is 3:

The Fund will generally continue to invest all, or substantially all, of its assets in SPY and/or SSO or in other passively managed ETFs with comparable investment objectives and strategies.

In addition, in an attempt to mitigate the risk of holding SSO (or a comparable leveraged ETF) for an extended period, the Adviser will conduct ongoing monitoring of the S&P 500 Index. If the S&P 500 Index price declines by 5.25 percent or more from the prior day’s closing price, the Adviser will attempt to fully exit its leveraged ETF positions and purchase additional shares of SPY (or a comparable unleveraged equity index ETF) with the proceeds as soon as is practical under the circumstances. The Fund will continue to hold shares of SPY (or a comparable unleveraged equity index ETF), at least until the Fund’s next regular daily rebalancing (as driven by the Index Signal level).

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective.

Underlying ETF-Specific Risks. The Fund attempts to invest all, or substantially all, of its assets in one or more of the following ETFs (or comparable ETFs): SPDR® Bloomberg 1-3 Month T-Bill ETF (BIL), the SPDR® S&P 500 ETF Trust (SPY), and the ProShares Ultra S&P500® ETF (SSO). As a result, when the Fund invests in such ETF(s), it is indirectly subject to the principal risks of investing in such ETF(s).

○	BIL Principal Risks: The principal risks of investing in the SPDR® Bloomberg 1-3 Month T-Bill ETF include General Market Risk, Debt Securities Risk (including income risk), U.S. Government and U.S. Agency Obligations Risk, Index Strategy Risk, Passive Investment Risk, Tracking Error Risk, and ETF Risks.

○	SPY Principal Risks: The principal risks of investing in the SPDR® S&P 500 ETF Trust include Index Strategy Risk, Passive Investment Risk, Tracking Error Risk, Equity Market Risk, General Market Risk, and ETF Risks. In addition, as of the date of this Prospectus, SPY is subject to Information Technology Industry Risk.

○	SSO Principal Risks: The principal risks of investing in the ProShares Ultra S&P500® ETF include Leverage Risk (leverage amplifies losses during S&P Index downturns, potentially leading to total investment loss), Holding Period Risk (performance over periods longer than a day may significantly differ from the targeted leveraged (2X) return that the ETF seeks on a daily basis (“Daily Target”)), Correlation Risk (Factors such as fees and derivatives usage may hinder SSO’s ability to achieve leveraged correlation with the S&P Index), Derivatives Risks (investing in derivatives for leverage exposes SSO and the Fund to greater risks, including counterparty and correlation risks), Counterparty Risk (if a counterparty fails to fulfill its contractual obligations, especially in instances where dramatic intraday moves in the S&P Index trigger immediate closure of swap agreements, SSO and the Fund may incur losses), Equity Market Risk, Money Market Instruments Risk (interest rates and changes in credit ratings can affect the value of money market instruments), Information Technology Industry Risk (Technology companies are susceptible to fierce competition, technological obsolescence, and regulatory and economic fluctuations), Non-Diversification Risk (SSO may invest in financial instruments with a single counterparty or a few counterparties, which may increase SSO’s volatility and increase the risk that SSO’s performance will decline based on the credit of a single counterparty), Index Strategy Risk, Passive Investment Risk, and ETF Risks.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Underlying ETF Risks.

●	General. The Fund will incur higher and duplicative expenses because it invests in underlying ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the underlying ETFs. Additionally, Underlying ETFs are also subject to the “ETF Risks” described below.

●	Leveraged ETFs. Investing in leveraged underlying ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Debt Securities Risk. Debt securities are exposed to risks tied to market fluctuations, interest rate changes, and the ability of issuers to meet payments. If interest rates rise, securities may lose value, impacting liquidity and increasing market volatility. Conversely, in low-rate environments, yields may be low or even negative, leading to potential losses. Falling interest rates may accelerate repayment, leading to reinvestment at lower rates. Longer-duration securities are more sensitive to interest rate shifts. Debt securities may yield lower returns compared to equities or other investment options.

Index Strategy Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.

Extended Holding of Leveraged ETF Risk. At the time of each rebalancing, the Index, and therefore the Fund, may allocate up to 25% of its portfolio (but may exceed this amount due to market appreciation between rebalances) to leveraged 2X ETFs, which are designed primarily for daily trading. Holding leveraged 2X ETFs for extended periods introduces unique risks. While the Index’s Signal is recalculated daily, the reset of the Signal’s level (0, 1, 2, or 3) may occur only after prolonged periods. This prolonged duration between resets amplifies the potential risks associated with leveraged investments. Unlike short-term trading, where the compounding effect of leverage is managed more frequently, extended holding periods can expose investors (here, the Fund) to heightened volatility and magnified losses. The longer the holding period, the greater the potential for divergence between expected and actual performance due to compounding effects and market fluctuations. Consequently, investors should carefully assess their risk tolerance and investment horizon when considering exposure to leveraged 2X ETFs within the Fund’s portfolio. The Fund seeks to mitigate this extended holding risk via the Adviser’s active monitoring during periods in which the Fund’s portfolio includes leveraged ETFs.

Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.

Passive Investment Risk. Except for the Adviser’s active monitoring during periods when the Signal is 3, the Fund is effectively passively managed. The Fund generally invests in the securities included in, or representative of, its Index regardless of its investment merit. During periods when the Signal is 0, 1, or 2, the Index (and therefore the Fund) holds defensive positions (i.e., investments BIL or Treasury bills). However, during such periods (Signal is 0, 1, or 2), the Fund will not take additional defensive positions in declining markets. As a result, if the Signal is 1 or 2, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

Active Management Risk. During periods when the Signal is 3, the Adviser will actively monitor the Fund’s leveraged ETF holdings. When the Fund is actively-managed, it may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

Tracking Error Risk.  While the Fund generally seeks to track the performance, before fees and expenses, of the Index, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. Further, during periods when the Signal is 3, the Adviser may intentionally cause the Fund’s holdings to deviate from tracking the Index when S&P 500 Index price declines by 5.25 percent or more from the prior day’s closing price.

Large-Capitalization Investing Risk. The Fund will generally have exposure to large-capitalization companies. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

High Portfolio Turnover Risk. The Fund may actively and frequently trade a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities both directly and via Underlying ETFs. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at marketnavigationetf.com.

Management

Investment Adviser: Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers: The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Qiao Duan, CFA, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in 2024.

Christopher P. Mullen, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in 2024.

Michael Venuto, Chief Investment Officer for Tidal, has been a portfolio manager of the Fund since its inception in 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the Deposit Securities) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the bid price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the bid-ask spread.

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at marketnavigationetf.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.